Trade and Other Current Receivables	12 Months Ended
Dec. 31, 2018
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Trade and Other Current Receivables

13. TRADE AND OTHER CURRENT RECEIVABLES

Trade and other current receivables are initially recognised at fair value plus any directly attributable transaction costs. Subsequently these assets are held at amortised cost, using the effective interest method and net of any impairment losses.

We do not consider the fair values of trade and other current receivables to be significantly different from their carrying values. Concentrations of credit risk with respect to trade receivables are limited, due to the Group’s customer base being large and diverse. Our historical experience of collecting receivables, supported by the level of default, is that credit risk is low across territories and so trade receivables are considered to be a single class of financial assets. Impairment for trade receivables are calculated for specific receivables with known or anticipated issues affecting the likelihood of recovery and for balances past due with a probability of default based on historical data as well as relevant forward-looking information.

Trade and other current receivables	€ million 2018	€ million 2017
Due within one year
Trade receivables(a)	4,350	3,439
Prepayments and accrued income	693	452
Other receivables	1,442	1,331

	6,485	5,222

(a)

2018 includes €677 million due from KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever will provide services to KKR including IT infrastructure, bookkeeping, payroll, marketing and co-packing for up to two years from completion of the disposal and KKR pays Unilever for materials sourced on its behalf. See also trade payables on page 104.

Included within trade receivables are rebates payable to customers of €3,062 million (2017: €2,766 million). Other receivables comprise financial assets of €299 million (2017: €281 million), and non-financial assets of €1,142 million (2017: €1,050 million). Financial assets include supplier and customer deposits, employee advances and certain derivatives. Non-financial assets mainly consist of reclaimable sales tax.

Ageing of trade receivables	€million 2018	€ million 2017
Total trade receivables	4,538	3,599
Less impairment provision for trade receivables	(188)	(160)

	4,350	3,439

Of which:
Not overdue	3,440	2,714
Past due less than three months	747	621
Past due more than three months but less than six months	132	95
Past due more than six months but less than one year	74	59
Past due more than one year	145	110
Impairment provision for trade receivables	(188)	(160)

	4,350	3,439

Impairment provision for total trade and other receivables	€million 2018	€ million 2017
1 January	184	166
Charge to income statement	65	51
Reduction/releases	(29)	(21)
Currency translations	(6)	(12)

31 December	214	184

The total impairment provision includes €188 million (2017: €160 million) for current trade receivables, €13 million (2017: €10 million) for other current receivables and €13 million (2017: €14 million) for non-current trade and other receivables.